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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2013 through June 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                  Pioneer Real
                  Estate Shares

--------------------------------------------------------------------------------
                  Semiannual Report | June 30, 2013
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     PWREX
                  Class B     PBREX
                  Class C     PCREX
                  Class Y     PYREX

                  [LOGO] PIONEER
                         Investments(R)
                  visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         20

Notes to Financial Statements                                                28

Trustees, Officers and Service Providers                                     35

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff " tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff " and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

* Dividends are not guaranteed.

2 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/13 3

Portfolio Management Discussion | 6/30/13

On the heels of strong performance throughout 2012, the U.S. real estate sector delivered more gains during the first half of 2013, despite a sell-off in the later weeks of the period when fears of rising interest rates weighed on the markets. In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares, discusses the investment environment and the Fund's performance during the six-month period ended June 30, 2013.

Q How would you describe the environment for real estate-related investments during the six months ended June 30, 2013?

A During the early months of the period, the performance of real estate investment trusts (REITs) continued to show positive momentum, supported by low interest rates, improving property fundamentals, and strong demand from income-oriented investors. Lower-quality REITs, by a wide margin, outperformed higher-quality REITs with stronger balance sheets, given investors' penchant for taking on risk despite global economic headwinds. However, uncertainty returned to the market in May 2013, when the Federal Reserve Board (the Fed) suggested that it was evaluating the appropriate timing to begin unwinding its accommodative monetary policy, known as quantitative easing. While the Fed's comments were not unexpected from a macroeconomic point of view, the financial markets still sold off sharply, with the more interest-rate-sensitive sectors of the financial markets, including REITs, generally underperforming the broader domestic equity market over the final month of the period. In spite of the correction, the strong performance of REITs in the first few months of the period allowed the asset class to produce a solidly positive return over the full six-month period ended June 30, 2013.

Q How did Pioneer Real Estate Shares perform in that environment during the six months ended June 30, 2013?

A During the six months ended June 30, 2013, Pioneer Real Estate Shares' Class A shares returned 5.43% at net asset value, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned 6.36%. During the same period, the average return of the 248 mutual funds in Lipper's Real Estate Funds category was 4.73%.

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and

4 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Q What were the main reasons for the Fund's underperformance in relation to the MSCI Index benchmark during the six months ended June 30, 2013?

A We attribute the Fund's underperformance relative to the MSCI Index during the period to negative stock selection results in the apartment, office, and industrial REIT sectors.

     With regard to sector allocation, the Fund's underweight positions in the outperforming health care REIT sector and an overweight exposure to the underperforming diversified REIT sector also were significant detractors from relative performance.

     On the positive side of the ledger, the Fund's underweight positions in the underperforming apartment and regional mall REIT sectors as well a portfolio overweight to the outperforming manufactured home sector proved beneficial for performance. In addition, favorable stock selection results in the diversified, regional mall, and storage REIT sectors aided benchmark-relative performance during the six-month period.

Q Which of your investment strategies and/or individual portfolio holdings detracted the most from the Fund's performance during the six months ended June 30, 2013?

A During the first several months of 2013, the market often embraced higher-risk investments at the expense of higher-quality alternatives, and so smaller-cap stocks generally outperformed large caps, regardless of the underlying company fundamentals. Thus, our decision not to hold the outperforming small-company stocks of SL Green Realty, CommonWealth REIT, and Kimco Realty Corporation in the portfolio detracted from relative results during the six-month period.

Q Which of your investment strategies and/or individual portfolio holdings benefited the Fund's performance during the six months ended June 30, 2013?

A Our decision not to invest the portfolio in a stock that is included in the MSCI Index benchmark can sometimes be beneficial when the stock underperforms, and that was the case with Digital Realty Trust, an office REIT that struggled during the period as leasing slowed. Furthermore, our decision to overweight the Fund's investments relative to the MSCI Index in two top-performing REITs -- Kilroy Realty and Extra Space Storage -- aided each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.


                      Pioneer Real Estate Shares | Semiannual Report | 6/30/13 5 performance. Kilroy Realty recently expanded its portfolio of assets with acquisitions in Northern California and Seattle, areas of the country that began to recover during late 2012 and the first half of 2013. The addition of those profitable properties augmented the income generated from Kilroy's existing portfolio, which, in turn, boosted its stock price. Extra Space Storage continued to post stronger-than-expected quarterly earnings results, driving its stock price higher during the six-month period.

Q How did the U.S. economy's sluggish path to recovery affect the different sectors of the real estate market during the six months ended June 30, 2013?

A Given low prevailing interest rates and the slowly recovering U.S. economy, REITs with the highest yields and the most bond-like leases led the REIT market during the period. Consequently, the triple-net-lease (14.5%) and health care (9.6%) sectors were standout performers during the period, finishing well ahead of the MSCI Index's return of 6.36%. Hotels also performed very well during the period. With their short leases, hotels can capitalize quickly on improving economic conditions, but those features provide little protection during downturns. Transient business was strong but some weakness appeared late in the period, which we think was tied to the U.S. budget's "sequester" cutbacks that took effect the end of February. Overall, however, hotels turned in a strong 10.4% return during the six months ended June 30, 2013.

     On the lower end of the yield spectrum for REITs, apartments, with their short-term leases, were offering yields that were 100 to 150 basis points (1.00% to 1.50%) below those offered by the higher-yielding REIT sectors. Apartments tend to be less vulnerable to increases in interest rates, much the way shorter-maturity bonds are more resilient after rate changes than are longer-term bonds. Consequently, the apartment sector returned just 3.8% during the six-month period, lagging the rest of the REIT universe. It is worth mentioning that other factors were acting as drags on the apartment sector, including a supply pipeline that was more substantial than that faced by any of the other major REIT sectors.

     Finally, regional malls were the weakest-performing REITs, returning 1.7% during the six-month period. One could argue that since regional malls were the best-performing sector in 2012, investors were looking elsewhere for better value during the first six months of 2013, even though fundamentals in the sector remained strong in our opinion.

6 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Q    What is your outlook for REITs for the rest of 2013?

A Following the end of the period, rising interest rates continued to weigh on the minds of investors, but some calm had returned to the markets and the Fund began to recoup some of its spring 2013 losses. Now that the Fed has clarified its timeline, at least somewhat, for winding down its monetary stimulus program, the key determinant of where REIT values are headed will be exactly how fast and how far interest rates rise. A rapid interest-rate increase would be a negative for REIT values as well as for the entire bond market, but we think that seems unlikely, as such an abrupt shock could lead to a recession, which the Fed has been working to avoid. Given the already slow growth in the U.S. economy, we believe it is much more likely that the Fed will be exceedingly cautious in withdrawing liquidity from the financial system, thus leading to a more moderate pace of interest-rate increases.

     Furthermore, we think stronger economic growth can play a positive role in REIT performance going forward, as the challenges posed by rising interest rates and higher competitive yields from bonds can be largely or completely offset by higher REIT net operating incomes and thus allow the REIT sector to deliver competitive returns. Furthermore, should stronger economic growth result in inflationary pressures down the road, we think REITs offer more downside inflation protection than fixed-income alternatives. We believe those factors suggest that REITs should continue to play a role in the portfolio of any well-diversified*, multi-asset-class investor.

* Diversification does not assure a profit nor protect against loss in a declining market.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/13 7

Please refer to the Schedule of Investments on pages 17-19 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Portfolio Summary | 6/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                       100.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                 15.9%
Regional Mall                                                             14.2%
Health Care                                                               12.3%
Office                                                                    10.6%
Diversified                                                                9.9%
Shopping Center                                                            8.5%
Storage                                                                    8.1%
Industrial                                                                 7.8%
Hotel                                                                      5.9%
Triple Net Lease                                                           3.2%
Cash and equivalents                                                       1.9%
Manufactured Home                                                          1.7%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Simon Property Group, Inc.                                             8.94%
--------------------------------------------------------------------------------
 2. Equity Residential Trust, Inc.                                         6.66
--------------------------------------------------------------------------------
 3. Public Storage, Inc.                                                   5.26
--------------------------------------------------------------------------------
 4. Prologis, Inc.                                                         5.17
--------------------------------------------------------------------------------
 5. AvalonBay Communities, Inc.                                            4.75
--------------------------------------------------------------------------------
 6. The Macerich Co.                                                       4.54
--------------------------------------------------------------------------------
 7. Ventas, Inc.                                                           4.39
--------------------------------------------------------------------------------
 8. Boston Properties, Inc.                                                4.36
--------------------------------------------------------------------------------
 9. HCP, Inc.                                                              4.32
--------------------------------------------------------------------------------
10. Vornado Realty Trust                                                   3.68
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/13 9

Prices and Distributions | 6/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                        6/30/13                          12/31/12
--------------------------------------------------------------------------------
         A                           $25.88                           $24.76
--------------------------------------------------------------------------------
         B                           $25.54                           $24.43
--------------------------------------------------------------------------------
         C                           $25.54                           $24.45
--------------------------------------------------------------------------------
         Y                           $25.85                           $24.74
--------------------------------------------------------------------------------

Distributions per Share: 1/1/13-6/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Short-Term              Long-Term
       Class             Dividends     Capital Gains           Capital Gains
--------------------------------------------------------------------------------
         A               $0.2200          $   --                  $    --
--------------------------------------------------------------------------------
         B               $0.0400          $   --                  $    --
--------------------------------------------------------------------------------
         C               $0.1200          $   --                  $    --
--------------------------------------------------------------------------------
         Y               $0.2900          $   --                  $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Performance Update | 6/30/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                      Net Asset              Public Offering
 Period               Value (NAV)            Price (POP)
--------------------------------------------------------------------------------
 10 Years             10.77%                 10.11%
 5 Years               7.15                   5.89
 1 Year                7.79                   1.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.52%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Real Estate Shares   MSCI U.S. REIT Index
6/30/2003               $  9,425                     $ 10,000
6/30/2004               $ 12,073                     $ 12,633
6/30/2005               $ 16,238                     $ 16,793
6/30/2006               $ 20,024                     $ 20,093
6/30/2007               $ 21,939                     $ 22,514
6/30/2008               $ 18,554                     $ 19,330
6/30/2009               $ 10,665                     $ 10,875
6/30/2010               $ 16,470                     $ 16,882
6/30/2011               $ 21,760                     $ 22,637
6/30/2012               $ 24,314                     $ 25,623
6/30/2013               $ 26,207                     $ 27,936

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 11

Performance Update | 6/30/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                         If               If
Period                   Held             Redeemed
--------------------------------------------------------------------------------
10 Years                 9.56%            9.56%
5 Years                  5.77             5.77
1 Year                   6.42             2.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      2.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Real Estate Shares   MSCI U.S. REIT Index
6/30/2003             $10,000                       $10,000
6/30/2004             $12,707                       $12,633
6/30/2005             $16,948                       $16,793
6/30/2006             $20,705                       $20,093
6/30/2007             $22,485                       $22,514
6/30/2008             $18,828                       $19,330
6/30/2009             $10,669                       $10,875
6/30/2010             $16,268                       $16,882
6/30/2011             $21,233                       $22,637
6/30/2012             $23,420                       $25,623
6/30/2013             $24,923                       $27,936

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Performance Update | 6/30/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                        If              If
Period                  Held            Redeemed
--------------------------------------------------------------------------------
10 Years                9.83%           9.83%
5 Years                 6.20            6.20
1 Year                  6.87            6.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      2.37%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Real Estate Shares   MSCI U.S. REIT Index
6/30/2003             $  10,000                    $  10,000
6/30/2004             $  12,713                    $  12,633
6/30/2005             $  16,970                    $  16,793
6/30/2006             $  20,752                    $  20,093
6/30/2007             $  22,544                    $  22,514
6/30/2008             $  18,901                    $  19,330
6/30/2009             $  10,757                    $  10,875
6/30/2010             $  16,465                    $  16,882
6/30/2011             $  21,564                    $  22,637
6/30/2012             $  23,897                    $  25,623
6/30/2013             $  25,538                    $  27,936

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 13

Performance Update | 6/30/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                      If              If
Period                Held            Redeemed
--------------------------------------------------------------------------------
10 Years              11.41%          11.41%
5 Years                7.84            7.84
1 Year                 8.32            8.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Real Estate Shares   MSCI U.S. REIT Index
6/30/2003             $ 5,000,000                  $ 5,000,000
6/30/2004             $ 6,442,034                  $ 6,316,692
6/30/2005             $ 8,707,705                  $ 8,396,598
6/30/2006             $10,792,150                  $10,046,395
6/30/2007             $11,881,542                  $11,257,187
6/30/2008             $10,101,811                  $ 9,664,825
6/30/2009             $ 5,859,142                  $ 5,437,678
6/30/2010             $ 9,108,735                  $ 8,440,990
6/30/2011             $12,102,912                  $11,318,304
6/30/2012             $13,600,460                  $12,811,502
6/30/2013             $14,731,685                  $13,968,200

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from January 1, 2013 through June 30, 2013.

--------------------------------------------------------------------------------
 Share Class                  A               B              C            Y
--------------------------------------------------------------------------------
 Beginning Account        $1,000.00       $1,000.00      $1,000.00     $1,000.00
 Value on 1/1/13
--------------------------------------------------------------------------------
 Ending Account           $1,054.30       $1,047.00      $1,049.60     $1,056.90
 Value on 6/30/13
--------------------------------------------------------------------------------
 Expenses Paid            $    7.33       $   14.11      $   11.54     $    4.95
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 144%, 2.78%, 2.27%, and 0.97% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013 through June 30, 2013.

--------------------------------------------------------------------------------
Share Class                   A              B             C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00     $1,000.00      $1,000.00
Value on 1/1/13
--------------------------------------------------------------------------------
Ending Account            $1,017.65      $1,011.01     $1,013.54      $1,019.98
Value on 6/30/13
--------------------------------------------------------------------------------
Expenses Paid             $    7.20      $   13.86     $   11.33      $    4.86
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.44%, 2.78%, 2.27%, and 0.97% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Schedule of Investments | 6/30/13 (unaudited)

--------------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------------
                COMMON STOCKS -- 97.8%
                CONSUMER SERVICES -- 1.0%
                Hotels, Resorts & Cruise Lines -- 1.0%
       23,500   Starwood Hotels & Resorts Worldwide, Inc.               $    1,484,965
                                                                        --------------
                Total Consumer Services                                 $    1,484,965
--------------------------------------------------------------------------------------
                REAL ESTATE -- 96.8%
                Diversified REIT -- 8.7%
       58,200   American Assets Trust, Inc.                             $    1,796,052
       32,000   Armada Hoffler Properties, Inc.                                376,960
       81,200   First Potomac Realty Trust                                   1,060,472
       77,700   Liberty Property Trust                                       2,871,792
      101,200   Retail Opportunity Investments Corp.                         1,406,680
       63,600   Vornado Realty Trust                                         5,269,260
                                                                        --------------
                                                                        $   12,781,216
--------------------------------------------------------------------------------------
                Industrial REIT -- 5.1%
      196,200   Prologis, Inc.                                          $    7,400,664
--------------------------------------------------------------------------------------
                Office REIT -- 13.3%
       37,400   Alexandria Real Estate Equities, Inc.                   $    2,457,928
      119,300   BioMed Realty Trust, Inc.                                    2,413,439
       59,100   Boston Properties, Inc.                                      6,233,277
       24,100   Douglas Emmett, Inc.                                           601,295
       92,200   DuPont Fabros Technology, Inc.                               2,226,630
       86,700   Kilroy Realty Corp.                                          4,595,967
       55,300   Piedmont Office Realty Trust, Inc.                             988,764
                                                                        --------------
                                                                        $   19,517,300
--------------------------------------------------------------------------------------
                Residential REIT -- 17.6%
       42,700   American Campus Communities, Inc.                       $    1,736,182
       50,400   AvalonBay Communities, Inc.                                  6,799,464
       41,300   BRE Properties, Inc.                                         2,065,826
       44,100   Camden Property Trust                                        3,049,074
       31,600   Equity Lifestyle Properties, Inc.                            2,483,444
      164,200   Equity Residential Trust, Inc.                               9,533,452
                                                                        --------------
                                                                        $   25,667,442
--------------------------------------------------------------------------------------
                Retail REIT -- 22.8%
      162,100   DDR Corp.                                               $    2,698,965
       33,500   Federal Realty Investment Trust                              3,473,280
       45,500   National Retail Properties, Inc.                             1,565,200
       67,500   Ramco-Gershenson Properties Trust                            1,048,275
       59,200   Regency Centers Corp.                                        3,007,952
       56,900   Retail Properties of America, Inc.                             812,532
       81,000   Simon Property Group, Inc.                                  12,791,520

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 17

--------------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------------
                Retail REIT -- (continued)
       19,000   Taubman Centers, Inc.                                   $    1,427,850
      106,500   The Macerich Co.                                             6,493,305
                                                                        --------------
                                                                        $   33,318,879
--------------------------------------------------------------------------------------
                Specialized REIT -- 27.3%
        9,200   Aviv Real Estate Investment Trust, Inc.                 $      232,668
       74,400   CubeSmart, Inc.                                              1,188,912
       61,100   EPR Properties , Inc.                                        3,071,497
       72,600   Extra Space Storage, Inc.                                    3,044,118
      135,900   HCP, Inc.                                                    6,175,296
       78,100   Health Care Real Estate Investment Trust, Inc.               5,235,043
      271,500   Host Hotels & Resorts, Inc.                                  4,580,205
       22,900   Pebblebrook Hotel Trust                                        591,965
       49,100   Public Storage, Inc.                                         7,528,503
       85,300   RLJ Lodging Trust                                            1,918,397
       90,500   Ventas, Inc.                                                 6,286,130
                                                                        --------------
                                                                        $   39,852,734
--------------------------------------------------------------------------------------
                Real Estate Operating Companies -- 2.0%
       46,700   Brookfield Office Properties, Inc.                      $      778,956
      119,500   Forest City Enterprises, Inc.*                               2,140,245
                                                                        --------------
                                                                        $    2,919,201
                                                                        --------------
                Total Real Estate                                       $  141,457,436
--------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $73,522,483)                                      $  142,942,401
--------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 97.8%
                (Cost $73,522,483) (a)                                  $  142,942,401
--------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 2.2%                      $    3,212,767
--------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                              $  146,155,168
======================================================================================

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

*     Non-income producing security.

REIT  Real Estate Investment Trust.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $77,015,681 was as follows:

          Aggregate gross unrealized gain for all investments in which
             there is an excess of value over tax cost                   $66,035,052

          Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                      (108,332)
                                                                         -----------
          Net unrealized gain                                            $65,926,720
                                                                         ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $13,005,252 and $7,194,042, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                       Level 1           Level 2       Level 3      Total
--------------------------------------------------------------------------------
Common Stocks          $142,942,401      $    --       $    --      $142,942,401
--------------------------------------------------------------------------------
Total                  $142,942,401      $    --       $    --      $142,942,401
================================================================================

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 19

Statement of Assets and Liabilities | 6/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $73,522,483)                       $142,942,401
  Cash                                                                 2,484,441
  Receivables --
     Fund shares sold                                                    678,336
     Dividends                                                           470,081
  Other                                                                   43,563
--------------------------------------------------------------------------------
        Total assets                                                $146,618,822
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                $     61,965
     Fund shares repurchased                                             191,213
  Due to affiliates                                                      168,195
  Accrued expenses                                                        42,281
--------------------------------------------------------------------------------
         Total liabilities                                          $    463,654
================================================================================
NET ASSETS:
  Paid-in capital                                                   $ 84,107,965
  Undistributed net investment income                                     45,392
  Accumulated net realized loss                                       (7,418,107)
  Net unrealized appreciation on investments                          69,419,918
--------------------------------------------------------------------------------
         Total net assets                                           $146,155,168
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $88,978,435/3,438,152 shares)                   $      25.88
  Class B (based on $4,569,407/178,903 shares)                      $      25.54
  Class C (based on $13,437,853/526,088 shares)                     $      25.54
  Class Y (based on $39,169,473/1,515,411 shares)                   $      25.85
MAXIMUM OFFERING PRICE:
  Class A ($25.88 (divided by) 94.25%)                              $      27.46
================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Statement of Operations (unaudited)

For the Six Months Ended 6/30/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $1,961)         $    2,365,467
   Interest                                                             1,835
---------------------------------------------------------------------------------------------------
         Total investment income                                                    $    2,367,302
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $      589,228
  Transfer agent fees
     Class A                                                           78,131
     Class B                                                           14,187
     Class C                                                           15,138
     Class Y                                                              775
  Distribution fees
     Class A                                                          115,648
     Class B                                                           25,111
     Class C                                                           67,933
  Shareholder communications expense                                   55,441
  Administrative reimbursements                                        29,332
  Custodian fees                                                        7,107
  Registration fees                                                    31,533
  Professional fees                                                    23,162
  Printing expense                                                      2,213
  Fees and expenses of nonaffiliated Trustees                           2,810
  Miscellaneous                                                         8,170
---------------------------------------------------------------------------------------------------
     Total expenses                                                                 $    1,065,919
---------------------------------------------------------------------------------------------------
         Net investment income                                                      $    1,301,383
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                  $    2,381,645
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                              $    3,634,193
---------------------------------------------------------------------------------------------------
  Net gain on investments                                                           $    6,015,838
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $    7,317,221
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 21

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended               Year
                                                                  6/30/13             Ended
                                                                  (unaudited)         12/31/12
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $    1,301,383      $      995,203
Net realized gain on investments                                       2,381,645           3,410,598
Change in net unrealized appreciation (depreciation)
  on investments                                                       3,634,193          13,072,842
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations            $    7,317,221      $   17,478,643
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.22 and $0.45 per share, respectively)           $     (771,727)     $   (1,545,555)
      Class B ($0.04 and $0.12 per share, respectively)                   (7,790)            (30,027)
      Class C ($0.12 and $0.25 per share, respectively)                  (63,056)           (129,768)
      Class Y ($0.29 and $0.57 per share, respectively)                 (413,418)           (619,229)
-----------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $   (1,255,991)     $   (2,324,579)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $   23,791,292      $   38,896,789
Reinvestment of distributions                                            962,812           1,860,445
Cost of shares repurchased                                           (18,650,595)        (30,922,652)
-----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                  $    6,103,509      $    9,834,582
-----------------------------------------------------------------------------------------------------
      Net increase in net assets                                  $   12,164,739      $   24,988,646
NET ASSETS:
Beginning of period                                                  133,990,429         109,001,783
-----------------------------------------------------------------------------------------------------
End of period                                                     $  146,155,168      $  133,990,429
=====================================================================================================
Undistributed net investment income                               $       45,392      $           --
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

------------------------------------------------------------------------------------------------------
                                    '13 Shares      '13 Amount
                                    (unaudited)     (unaudited)         '12 Shares       '12 Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                           477,072       $  12,514,365        701,322         $ 17,036,848
Reinvestment of distributions          29,264             743,275         61,095            1,476,444
Less shares repurchased              (473,023)        (12,514,419)      (813,560)         (19,502,701)
------------------------------------------------------------------------------------------------------
      Net increase (decrease)          33,313       $     743,221        (51,143)        $   (989,409)
======================================================================================================
Class B
Shares sold or exchanged                8,506       $     220,166         45,607         $  1,086,266
Reinvestment of distributions             298               7,700          1,248               29,825
Less shares repurchased               (51,114)         (1,320,205)      (135,270)          (3,172,798)
------------------------------------------------------------------------------------------------------
      Net decrease                    (42,310)      $  (1,092,339)       (88,415)        $ (2,056,707)
======================================================================================================
Class C
Shares sold                            65,700       $   1,716,520        129,597         $  3,110,571
Reinvestment of distributions           2,396              60,183          5,140              123,134
Less shares repurchased               (60,190)         (1,566,942)      (137,583)          (3,256,295)
------------------------------------------------------------------------------------------------------
      Net increase (decrease)           7,906       $     209,761         (2,846)        $    (22,590)
======================================================================================================
Class Y
Shares sold                           355,866       $   9,340,241        739,079         $ 17,663,104
Reinvestment of distributions           6,010             151,654          9,524              231,042
Less shares repurchased              (124,060)         (3,249,029)      (197,073)          (4,990,858)
------------------------------------------------------------------------------------------------------
      Net increase                    237,816       $   6,242,866        551,530         $ 12,903,288
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 23

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended       Year      Year      Year     Year      Year
                                                                6/30/13     Ended     Ended     Ended    Ended     Ended
                                                                (unaudited) 12/31/12  12/31/11  12/31/10 12/31/09  12/31/08
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of year                              $ 24.76     $21.79    $20.41    $16.24   $ 13.00   $ 21.94
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                        $  0.23     $ 0.45    $ 0.42    $ 0.21   $  0.35   $  0.43
   Net realized and unrealized gain (loss) on investments          1.11       2.97      1.37      4.34      3.37     (8.62)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  1.34     $ 3.42    $ 1.79    $ 4.55   $  3.72   $ (8.19)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.22)     (0.45)    (0.41)    (0.22)    (0.34)    (0.46)
   Net realized gain                                                 --         --        --        --        --        --
   Tax return of capital                                             --         --        --     (0.16)    (0.14)    (0.29)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  1.12     $  2.97   $  1.38   $ 4.17   $  3.24   $ (8.94)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 25.88     $ 24.76   $ 21.79   $ 20.41  $ 16.24   $ 13.00
============================================================================================================================
Total return*                                                      5.43%      15.75%     8.90%    28.25%   30.15%   (38.31)%
Ratio of net expenses to average net assets+                       1.44%**     1.52%     1.59%     1.62%    1.85%     1.63%
Ratio of net investment income to average net assets+              1.76%**     1.87%     1.94%     1.17%    2.77%     2.10%
Portfolio turnover rate                                              10%**        8%        8%       14%      23%       18%
Net assets, end of period (in thousands)                        $88,978     $84,310   $75,318   $75,520  $67,510   $55,353
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  1.44%**      1.52%    1.59%     1.62%    1.85%     1.63%
   Net investment income                                           1.76%**      1.87%    1.94%     1.17%    2.77%     2.10%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                    1.44%**      1.52%    1.59%     1.62%    1.85%     1.63%
   Net investment income                                           1.76%**      1.87%    1.94%     1.17%    2.77%     2.10%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year      Year      Year       Year      Year
                                                                 6/30/13     Ended     Ended     Ended      Ended     Ended
                                                                 (unaudited) 12/31/12  12/31/11  12/31/10   12/31/09  12/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of year                               $ 24.43     $ 21.50   $ 20.13   $ 16.03    $ 12.84   $ 21.68
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.05     $  0.12   $  0.16   $ (0.04)   $  0.17   $  0.19
   Net realized and unrealized gain (loss) on investments           1.10        2.93      1.38      4.29       3.34     (8.50)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  1.15     $  3.05   $  1.54   $  4.25    $  3.51   $ (8.31)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.04)      (0.12)    (0.17)    (0.09)     (0.18)    (0.24)
   Net realized gain                                                  --          --(a)     --(a)     --         --        --
   Tax return of capital                                              --          --        --     (0.06)     (0.14)    (0.29)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.11     $  2.93   $  1.37   $  4.10    $  3.19   $ (8.84)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 25.54     $ 24.43   $ 21.50   $ 20.13    $ 16.03   $ 12.84
===============================================================================================================================
Total return*                                                       4.70%      14.22%     7.67%    26.60%     28.38%   (39.01)%
Ratio of net expenses to average net assets+                        2.78%**     2.85%     2.75%     2.90%      3.25%     2.72%
Ratio of net investment income (loss) to average net assets+        0.36%**     0.48%     0.73%    (0.13)%     1.41%     0.89%
Portfolio turnover rate                                               10%**        8%        8%       14%        23%       18%
Net assets, end of period (in thousands)                         $ 4,569     $ 5,404   $ 6,657   $ 8,484    $ 8,753   $ 8,428
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   2.78%**     2.85%     2.75%     2.90%      3.25%     2.72%
   Net investment income (loss)                                     0.36%**     0.48%     0.73%    (0.13)%     1.41%     0.89%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.78%**     2.85%     2.75%     2.90%      3.25%     2.71%
   Net investment income (loss)                                     0.36%**     0.48%     0.73%    (0.13)%     1.41%     0.90%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.

(a) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer Funds, as permitted by existing exchange privileges.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 25

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year      Year      Year      Year     Year
                                                                 6/30/13     Ended     Ended     Ended     Ended    Ended
                                                                 (unaudited) 12/31/12  12/31/11  12/31/10  12/31/09 12/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of year                               $ 24.45     $ 21.53   $ 20.15   $ 16.06   $12.86   $ 21.72
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.12     $  0.24   $  0.23   $  0.06   $ 0.22   $  0.25
   Net realized and unrealized gain (loss) on investments           1.09        2.93      1.38      4.27     3.34     (8.53)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  1.21     $  3.17   $  1.61   $  4.33   $ 3.56   $ (8.28)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.12)      (0.25)    (0.23)    (0.14)   (0.22)    (0.29)
   Net realized gain                                                  --          --        --        --       --        --
   Tax return of capital                                              --          --        --     (0.10)   (0.14)    (0.29)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.09     $  2.92   $  1.38   $  4.09   $ 3.20   $ (8.86)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 25.54     $ 24.45   $ 21.53   $ 20.15   $16.06   $ 12.86
=============================================================================================================================
Total return*                                                       4.96%      14.75%     8.07%    27.08%   28.87%   (38.85)%
Ratio of net expenses to average net assets+                        2.27%**     2.37%     2.42%     2.50%    2.89%     2.50%
Ratio of net investment income to average net assets+               0.94%**     1.03%     1.09%     0.31%    1.76%     1.18%
Portfolio turnover rate                                               10%**        8%        8%       14%      23%       18%
Net assets, end of period (in thousands)                         $13,438     $12,667   $11,216   $12,082   $9,153   $ 7,619
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   2.27%**     2.37%     2.42%     2.50%    2.89%     2.50%
   Net investment income                                            0.94%**     1.03%     1.09%     0.31%    1.76%     1.18%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.27%**     2.37%     2.42%     2.50%    2.89%     2.49%
   Net investment income                                            0.94%**     1.03%     1.09%     0.31%    1.76%     1.19%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year      Year      Year      Year      Year
                                                                 6/30/13     Ended     Ended     Ended     Ended     Ended
                                                                 (unaudited) 12/31/12  12/31/11  12/31/10  12/31/09  12/31/08
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of year                               $ 24.74     $ 21.78   $ 20.39   $ 16.23   $ 12.98   $ 21.90
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.29     $  0.56   $  0.56   $  0.33   $  0.44   $  0.54
   Net realized and unrealized gain (loss) on investments           1.11        2.97      1.37      4.32      3.40     (8.59)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  1.40     $  3.53   $  1.93   $  4.65   $  3.84   $ (8.05)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.29)      (0.57)    (0.54)    (0.28)    (0.45)    (0.58)
   Net realized gain                                                  --          --        --        --        --        --
   Tax return of capital                                              --          --        --     (0.21)    (0.14)    (0.29)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.11     $  2.96   $  1.39   $  4.16   $  3.25   $ (8.92)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 25.85     $ 24.74   $ 21.78   $ 20.39   $ 16.23   $ 12.98
==============================================================================================================================
Total return*                                                       5.69%      16.28%     9.60%    28.97%    31.38%   (37.90)%
Ratio of net expenses to average net assets+                        0.97%**     1.03%     1.00%     1.00%     1.06%     1.02%
Ratio of net investment income to average net assets+               2.28%**     2.48%     2.35%     1.79%     3.49%     2.76%
Portfolio turnover rate                                               10%**        8%        8%       14%       23%       18%
Net assets, end of period (in thousands)                         $39,169     $31,610   $15,811   $46,845   $42,533   $26,233
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.97%**     1.03%     1.00%     1.00%     1.06%     1.02%
   Net investment income                                            2.28%**     2.48%     2.35%     1.79%     3.49%     2.76%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     0.97%**     1.03%     1.00%     1.00%     1.06%     1.02%
   Net investment income                                            2.28%**     2.48%     2.35%     1.79%     3.49%     2.76%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+    Ratio with no reduction for fees paid indirectly.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 27

Notes to Financial Statements | 6/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

28 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At June 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 29

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $2,324,579
     ---------------------------------------------------------------------------
          Total                                                       $2,324,579
     ===========================================================================

30 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2012:

     ---------------------------------------------------------------------------
                                                                           2012
     ---------------------------------------------------------------------------
     Distributable Earnings:
     Capital loss carryforward                                     $ (6,306,554)
     Net unrealized gain                                             62,292,527
     ---------------------------------------------------------------------------
        Total                                                      $ 55,985,973
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $9,142 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2013.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 31

E.   Risks

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. For the six months ended June 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.80% of the Fund's daily net assets. PIM pays a portion of the fee it receives from the Fund to AEW Capital Management, L.P. as compensation for sub-advisory services to the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $107,207 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

32 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended June 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $36,411
 Class B                                                                  6,782
 Class C                                                                  7,450
 Class Y                                                                  4,798
--------------------------------------------------------------------------------
   Total                                                                $55,441
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,317 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,671 in distribution fees payable to PFD at December 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 33 redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2013, CDSCs in the amount of $2,627 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2013, the Fund had no borrowings under a credit facility.

34 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 John F. Cogan, Jr., President*
David R. Bock                             Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                           Vice President
Benjamin M. Friedman                      Mark E. Bradley, Treasurer**
Margaret B.W. Graham                      Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Investment Sub-Adviser
AEW Capital Management, LP

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/13 35

                          This page for your notes.

36 Pioneer Real Estate Shares | Semiannual Report | 6/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
-------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
-------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19407-07-0813

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2013

* Print the name and title of each signing officer under his or her signature.